UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2024

GT Biopharma, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40023	94-1620407
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

8000 Marina Blvd., Suite 100

Brisbane, CA 94005

Phone: (800) 304-9888

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

N/A

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule l 4a- l 2 under the Exchange Act (17 CFR 240. l 4a- l 2)

☐	Pre-commencement communications pursuant to Rule l 4d-2(b) under the Exchange Act (17 CFR 240. l 4d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. l 3e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, par value $0.001 per share	GTBP	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On May 21, 2024, GT Biopharma, Inc. (the “Company”) signed a purchase agreement (the “Purchase Agreement”) with certain institutional investors identified on the signature pages thereto (the “Purchasers”) pursuant to which the Company agreed to issue and sell 740,000 shares of common stock, par value $0.001 per share (the “Shares”), in a registered direct offering at an offering price of $4.35 per Share (the “Registered Direct Offering”). In a concurrent private placement (the “Private Placement”), the Company also agreed to issue and sell to the Purchasers warrants to purchase one share of Common Stock for each share of common stock purchased in the offering (the “Common Warrants”).

The Common Warrants have an exercise price equal to $4.35 and are exercisable immediately upon issuance and will expire on the date that is five years following the date of issuance. The Common Warrants are not and will not be listed for trading on any national securities exchange or other nationally recognized trading system.

On May 21, 2024, the Company also entered into a placement agency agreement (the “Placement Agency Agreement” and together with the Securities Purchase Agreement, the “Agreements”) with Roth Capital Partners, LLC (the “Placement Agent”), pursuant to which the Placement Agent acted as placement agent for the offering and the Company agreed to pay the Placement Agent an aggregate cash fee equal to 6% of the aggregate gross proceeds received by the Company from the sale of the securities in the offering. The Placement Agent Agreement includes indemnity and other customary provisions for transactions of this nature. The Company also agreed to reimburse the Placement Agent for certain of its offering-related expenses.

In addition, the Company has agreed to issue to the Placement Agent (or its designees) placement agent warrants to purchase up to 88,800 shares of common stock as part of the compensation payable to the placement agent in connection with the offering (the “Placement Agent Warrants”). The Placement Agent Warrants will be in substantially similar form to the common warrants except they will have an exercise price of $5.4375 per share and will expire five years from the commencement of sales of the offering.

The Shares were offered by the Company pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-267870) (the “Form S-3”) initially filed with the Securities and Exchange Commission (the “Commission”) on October 13, 2022, and declared effective by the Commission on October 20, 2022. The Common Warrants issued in the Private Placement and the shares issuable upon exercise of the Common Warrants (the “Common Warrant Shares”) were offered in a private placement under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Regulation D promulgated thereunder and have not been registered under the Securities Act or applicable state securities laws. Each of the Purchasers represented that it was an “accredited investor,” as defined in Regulation D, and was acquiring the Common Warrants and the Common Warrant Shares for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof. Accordingly, the Common Warrants and the Common Warrant Shares have not been registered under the Securities Act and the Common Warrants and the Common Warrant Shares may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws.

Pursuant to the Purchase Agreement, the Company agreed for a period of 60 days following the closing of the offering not to issue, enter into an agreement to issue or announce the issuance or proposed issuance of the Shares or any other securities convertible into, or exercisable or exchangeable for, shares of the Company’s common stock. Such restriction does not apply to, in addition to certain customary exceptions, certain securities issuances, the issuance by the Company of equity or debt securities pursuant to acquisitions or strategic transactions approved by a majority of the Company’s disinterested directors, where not for the purpose of raising capital, or certain other compensatory issuances. The Company has also agreed for a period of one year following the closing date of the offering not to (i) issue or agree to issue equity or debt securities convertible into, or exercisable or exchangeable for, shares at a conversion price, exercise price or exchange price which floats with the trading price of the Shares or which may be adjusted after issuance upon the occurrence of certain events or (ii) enter into any agreement, including an equity line of credit, whereby the Company may issue securities at a future-determined price.

The Agreements contain customary representations and warranties, agreements and obligations, conditions to closing and termination provisions.

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The foregoing descriptions of the Common Warrants, the Purchase Agreement and the Placement Agency Agreement are qualified in their entirety by reference to the full text of the forms thereof, which are attached as Exhibits 4.1, 10.1 and 10.2 hereto and incorporated by reference herein. A copy of the press release announcing the offering and the Company’s entry into the Purchase Agreement is attached as Exhibit 99.1 hereto.

The representations, warranties and covenants contained in the Purchase Agreement were made solely for the benefit of the parties thereof. In addition, such representations, warranties and covenants (i) are intended as a way of allocating the risk between the parties to the securities purchase agreements and not as statements of fact, and (ii) may apply standards of materiality in a way that is different from what may be viewed as material by shareholders of, or other investors in, the Company. Accordingly, the form of Purchase Agreement is included with this filing only to provide investors with information regarding the terms of the transactions. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in public disclosures.

Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements regarding our current beliefs, goals and expectations about matters such as our expected financial performance and condition, operating results, our business strategy and our financing plans. The forward-looking statements in this prospectus supplement are not based on historical facts, but rather reflect the current expectations of our management concerning future results and events. The forward-looking statements generally can be identified by the use of terms such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “foresee,” “may,” “guidance,” “estimate,” “potential,” “outlook,” “target,” “forecast,” “likely” or other similar words or phrases. Similarly, statements that describe our objectives, plans or goals are, or may be, forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be different from any future results, performance and achievements expressed or implied by these statements. We cannot guarantee that our forward-looking statements will turn out to be correct or that our beliefs and goals will not change. Our actual results could be very different from and worse than our expectations for various reasons. Important factors that could cause our actual results to differ materially from those indicated in the forward-looking statements include, among others: our ability to develop and advance our current product candidates and programs into, and successfully complete, clinical trials; our financial performance and our ability to effectively manage our anticipated growth; the period over which we estimate our existing cash and cash equivalents will be sufficient to fund our future operating expenses and capital expenditure requirements; the impact of laws and regulations; general economic conditions; the effects of the coronavirus on the ongoing disruption of supply chains, the global economy, on the global financial markets and on our business; the timing, scope and likelihood of regulatory filings and approvals; our ability to develop and advance our current product candidates and programs into, and successfully complete, clinical trials; our continued reliance on third parties to conduct additional clinical trials of our product candidates; our manufacturing, commercialization, and marketing capabilities and strategy; our intellectual property position, including the scope of protection we are able to establish and maintain for intellectual property rights covering product candidates we may develop, including the validity of intellectual property rights held by third parties, and our ability not to infringe, misappropriate or otherwise violate any third-party intellectual property rights; the rate and degree of market acceptance and clinical utility of our product candidates we may develop; our ability to hire additional qualified personnel and attract and retain key employees; and the result of any future financing efforts.

Any forward-looking statement made in this Current Report on Form 8-K speaks only as of the date hereof. Factors or events that could cause the Company’s actual results to differ from the statements contained herein may emerge from time to time, and it is not possible for the Company to predict all of them. Except as required by law, the Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future developments or otherwise.

Item 3.02. Unregistered Sales of Equity Securities.

The information contained in Item 1.01 of this Current Report on Form 8-K in relation to the Common Warrants and the Common Warrant Shares is incorporated herein by reference.

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Item 9.01 Exhibits

(d)	Exhibits

4.1	Form of Common Warrant

5.1	Opinion of Baker & McKenzie LLP

10.1*	Form of Securities Purchase Agreement, dated May 21, 2024

10.2	Form of Placement Agency Agreement, dated May 21, 2024

23.1	Consent of Baker & McKenzie LLP (included in Exhibit 5.1)

99.1	Press release dated May 21, 2024

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

*	Non-material schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to furnish supplemental copies of any of the omitted schedules and exhibits upon request by the SEC.

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SIGNATURE PAGE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GT Biopharma, Inc.

Dated: May 23, 2024	By:	/s/ Michael Breen
Michael Breen
Interim Chief Executive Officer

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